UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-22050

Exact name of registrant as specified in charter:	Delaware Enhanced Global Dividend and
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

Item 1. Reports to Stockholders

Closed-end fund

Delaware Enhanced Global Dividend and Income Fund

November 30, 2018

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Delaware Enhanced Global Dividend and Income Fund (“DEX” or the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Plan”). Effective as of March 29, 2018, the Fund makes monthly distributions to common shareholders at a targeted annual distribution rate of 10% of the Fund’s average net asset value (“NAV”) per share. The Fund will calculate the average NAV per share from the previous three full months immediately prior to the distribution based on the number of business days in those three months on which the NAV is calculated. The distribution will be calculated as 10% of the prior three months’ average NAV per share, divided by 12. This distribution methodology is intended to provide shareholders with a consistent, but not guaranteed, income stream and a targeted annual distribution rate and is intended to narrow any discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the policy will be successful in doing so.

Under the Plan, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. The Fund will generally distribute amounts necessary to satisfy the terms of the Fund’s Plan and the requirements prescribed by excise tax rules and Subchapter M of the Internal Revenue Code (the “Code”). Each monthly distribution to shareholders is expected to be at the fixed percentage described above, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

The Board may amend, suspend, or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The methodology for determining monthly distributions under the Plan will be reviewed at least annually by the Fund’s Board, and the Fund will continue to evaluate its distribution in light of ongoing market conditions. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain distributions under the Plan. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, portfolio companies suspending or decreasing corporate dividend distributions, and changes in the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions or from the terms of the Plan. The Fund’s total investment return on NAV is presented in its financial highlights table.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Other Fund Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website at delawarefunds.com/closed-end/performance/fund-distributions.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following registered investment advisors: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management LLC. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2018, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

December 12, 2018

Performance preview (for the year ended November 30, 2018)

Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	– 11.74%

Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	– 8.38%

Lipper Closed-end Global Funds Average @ market price	1-year return	– 5.02%

Lipper Closed-end Global Funds Average @ NAV	1-year return	– 2.33%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2018, Delaware Enhanced Global Dividend and Income Fund returned -8.38% at net asset value (NAV) and -11.74% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

A strong economic environment

Throughout the Fund’s fiscal year ended Nov. 30, 2018, the US economy continued along its expansionary path. US gross domestic product (GDP) — a measure of national economic output — grew in all four quarters of the Fund’s fiscal year. The expansion was especially rapid in the second quarter (+4.2%) and third quarter (+3.5%) of 2018, which represented the country’s fastest half-year of GDP growth since 2014. Meanwhile, the US unemployment rate continued to drop, reaching 3.7% late in the period, a nearly 50-year low. (Sources: US Bureau of Economic Analysis and US Bureau of Labor Statistics.)

To combat potential inflation that can accelerate during periods of economic growth, the US Federal Reserve raised the federal funds rate by a quarter percentage point on four occasions during the Fund’s fiscal year, ending in a target range of 2.00% to 2.25%, up from a range of 1.00% to 1.25% a year earlier.

Outside the United States, the economic picture was more mixed, with momentum slowing in many countries and regions. Higher interest rates and a stronger US dollar proved to be headwinds for China — which has been embroiled in a difficult trade-related dispute with the US — and other emerging markets. Europe, meanwhile, struggled amid political challenges and a lack of economic catalysts.

Rising market volatility

Global equity markets began the fiscal year on a strong upswing before turning volatile and suddenly selling off in February 2018. The volatility remained elevated throughout much of the remainder of the reporting period, especially in its final months — reflecting rising concern about US inflation, nervousness about the imposition of US tariffs, and growing fears of a US-China trade war, among other challenges — and the performance of US and non-US equity markets ultimately diverged widely.

For the 12-month period, US large-cap value stocks, as measured by the Russell 1000® Value Index gained 3.0%, with a significant late-period market correction wiping out many earlier gains. International developed market stocks, as measured by the MSCI EAFE (Europe, Australasia, Far East) Index (net), lost 7.9% for the same period, reflecting the weaker non-US economic backdrop. Emerging market debt also struggled during the period, as the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index declined 4.8%.

Of all the asset classes reflected in the Fund, only convertible securities and real estate investment trusts (REITs) outpaced US large-cap value equities. Convertibles, as reflected in the ICE BofAML US Convertible Index, advanced 4.9%, while the US REIT market, as measured by the FTSE NAREIT Equity REITs Index, gained 3.7%. Global REITs gained 2.2% for the same period, as measured by the FTSE EPRA/NAREIT Developed Index.

Meanwhile, high yield corporate bonds, as measured by the Bloomberg Barclays US Corporate High-Yield Index, advanced 0.36%. Credit spreads widened over the fiscal year as investors demanded more income to own riskier debt. US investment grade bonds, with their lower yields, were hurt by rising rates, and declined 1.34%, as measured by the Bloomberg Barclays US Aggregate Index.

Individual contributors and detractors

The Fund’s natural focus on yield-oriented investments was a headwind to performance during the fiscal year. For most of this 12-month period, investors tended to favor growth-oriented stocks, which are not widely represented in the Fund’s income-oriented portfolio. The Fund’s substantial exposure to international equities, which significantly lagged US equities during the period, provided another significant performance challenge.

Many of the Fund’s biggest individual detractors this period were non-US stocks, including Japanese imaging company Canon Inc. and tobacco manufacturer British American Tobacco PLC. Canon issued weaker-than-expected earnings guidance, while shares of British American Tobacco fell on concern about new potential US cigarette regulations and increased competition in the market for next-generation tobacco products.

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Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

Other non-US holdings that weighed on results included Playtech Plc, a UK developer of online gaming software; French automotive supplier Valeo S.A., and Italian banking and financial services company UniCredit SpA, which has struggled amid mounting concerns over Italy’s financial condition.

On the positive side, the Fund benefited from a position in Swiss pharmaceutical company Novartis AG. Several US-based holdings in the Fund’s large-cap value subportfolio added to performance, including Merck & Co. Inc. and Pfizer Inc., pharmaceutical manufacturers that reported favorable financial results; Verizon Communications Inc., a telecommunication services provider that issued better-than-expected earnings; and garbage and recycling company Waste Management Inc., which benefited from growth in the firm’s core waste collection business, as well as US tax policy changes.

Sticking to our strategy

Throughout the Fund’s fiscal year, we pursued the same management approach we apply in all market conditions: We continued to look across multiple asset classes for securities with competitive yield and the potential for dividend growth. In addition, we maintained our emphasis on managing downside risk in the portfolio and seeking to limit potential capital losses.

In making only modest shifts to the portfolio’s allocation throughout the 12 months, our goal was to look for ways to increase the portfolio’s yield. This approach led to a modestly lower allocation in international equities, which began the fiscal year at 35% of the portfolio and ended at 33%. Coming into the fiscal year, our view toward this asset class was relatively favorable. However, as data mounted suggesting slowing global economic growth, and as rising interest rates lifted the value of the dollar, we began to see a more challenging backdrop for non-US equities. Still, considering the Fund’s mandate to maintain healthy exposure to international markets, this remained one of the Fund’s largest asset class allocations. We also maintained more-modest exposures to global real estate securities and emerging market bonds, which made up 1% and 5% of the portfolio, respectively, at fiscal year end.

The Fund’s exposure to US large-cap value equities also decreased during the fiscal year, finishing at 7% of the portfolio, down from 11% a year earlier. In contrast, the Fund’s allocation to high yield bonds rose from 33% of the portfolio to 37% as of fiscal year end. The Fund’s convertible securities allocation modestly increased during the fiscal year, from 14% to 16% of net assets.

During the fiscal year, the Fund used foreign currency exchange contracts to facilitate the purchase and sale of securities in the Fund. These derivative securities did not have a material effect on performance during the fiscal year.

A final note: The Fund’s use of leverage, which magnifies the effect of gains and losses, modestly detracted from Fund performance for the fiscal year.

Looking ahead with caution

At the end of the Fund’s fiscal year, we had a somewhat cautious view about financial markets. Our perspective reflects what we see as the potential for diminished global economic growth, coupled with our view that stock valuations are relatively expensive. Another factor behind our somewhat defensive stance is a volatile US political backdrop, which has added a new layer of uncertainty to our investment process.

Increasingly, we believe that international developed and emerging market asset classes are becoming more attractive, given their significant relative underperformance relative to US-based assets in recent months. In this environment, we will continue to monitor economic and market conditions as we focus on providing a high level of income while seeking potential upside via income-generating securities across multiple asset classes and regions.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2018, and subject to change for events occurring after such date.

2

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the most recent performance data by calling 866 437-0252 or visiting our website at delawarefunds.com/closed-end.

Fund performance

Average annual total returns through November 30, 2018	1 year	5 years	10 years	Lifetime
At market price (inception date June 29, 2007)	–11.74%	+3.12%	+14.79%	+3.65%
At net asset value (inception date June 29, 2007)	–8.38%	+3.67%	+12.00%	+4.80%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio may be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest the money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

To the extent the Fund engages in option overwriting, it may receive less total return in certain periods and in other periods greater total return from its option overwriting strategy.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading, and resultant dividends may not be qualified dividends eligible to individuals for reduced federal income tax rates.

Closed-end funds, unlike open-end funds, are not continuously offered. After being issued during a one-time-only public offering, shares of closed-end funds are sold in the open market through a securities exchange. Net asset value (NAV) is calculated by subtracting total liabilities by total assets, then dividing by the number of shares outstanding. At the time of sale, your shares may have a market price that is above or below NAV, and may be worth more or less than your original investment.

(continues)	3

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The Fund may make distributions of ordinary income and capital gains at calendar year end. Those distributions temporarily cause extraordinarily high yields. There is no assurance that a Fund will repeat that yield in the future. Subsequent monthly distributions that do not include ordinary income or capital gains in the form of dividends will likely be lower.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

Fund basics

As of November 30, 2018

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.	June 29, 2007

Total Fund net assets	NYSE symbol
$138 million	DEX

Number of holdings
465

Market price versus net asset value (see notes below and on next page)

November 30, 2017 through November 30, 2018

Starting value (Nov. 30, 2017) Ending value (Nov. 30, 2018)

Delaware Enhanced Global Dividend and Income Fund @ NAV	$13.08	$10.88

Delaware Enhanced Global Dividend and Income Fund @ market price	$11.98	$9.60

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from November 30, 2008 through November 30, 2018

Starting value (Nov. 30, 2008) Ending value (Nov. 30, 2018)

Delaware Enhanced Global Dividend and Income Fund @ market price	$10,000	$39,708

Lipper Closed-end Global Funds Average @ market price	$10,000	$32,437
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$31,057
Lipper Closed-end Global Funds Average @ NAV	$10,000	$23,247

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2008, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 invested in the Lipper Closed-end Global Funds Average at market price and at NAV.

(continues)	5

Performance summary

Delaware Enhanced Global Dividend and Income Fund

Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. For market price, performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. For NAV, performance shown in both graphs above includes fees, but does not include the initial sales charge or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own US securities as well (source: Lipper).

The Russell 1000 Value Index, mentioned on page 1, measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, mentioned on page 1, tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans, and Eurobonds, and limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

The ICE BofAML US Convertible Index (formerly known as the BofA Merrill Lynch All US Convertibles Index), mentioned on page 1, tracks the performance of publicly issued US dollar-denominated convertible securities of US companies. Qualifying securities must have at least $50 million face amount outstanding and at least one month remaining to the final conversion date.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs.

The FTSE EPRA/NAREIT Developed Index, mentioned on page 1, tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars.

The Bloomberg Barclays US Corporate High-Yield Index, mentioned on page 1, is composed of US dollar-denominated, non-investment-grade corporate bonds for which the middle rating among Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s is Ba1/BB+/BB+ or below.

The Bloomberg Barclays US Aggregate Index, mentioned on page 1, is a broad composite that tracks the investment grade domestic bond market.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

As of November 30, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	66.71%
Communication Services	4.26%
Consumer Discretionary	10.39%
Consumer Staples	5.50%
Diversified REITs	0.72%
Energy	4.64%
Financials	12.72%
Healthcare	9.11%
Healthcare REITs	0.04%
Hotel REITs	0.49%
Industrials	10.91%
Information Technology	3.30%
Mall REITs	0.03%
Materials	2.13%
Multifamily REITs	0.59%
Office REITs	0.14%
Shopping Center REITs	0.04%
Single Tenant REIT	0.07%
Utilities	1.63%
Convertible Preferred Stock	3.13%
Exchange-Traded Fund	0.01%
Limited Partnerships	1.56%
Agency Commercial Mortgage-Backed Securities	0.02%
Agency Mortgage-Backed Securities	0.02%
Convertible Bonds	17.44%
Brokerage	0.58%
Capital Goods	2.67%
Communications	1.32%
Consumer Cyclical	0.78%
Consumer Non-Cyclical	3.22%
Electric	1.00%
Energy	1.93%
Financials	0.71%
Industrials	0.53%
Real Estate Investment Trusts	0.65%
Technology	3.51%
Telecommunications	0.54%
Corporate Bonds	53.42%
Banking	2.14%
Basic Industry	7.98%
Brokerage	0.30%
Capital Goods	1.90%

Security type / sector	Percentage of net assets
Consumer Cyclical	3.20%
Consumer Non-Cyclical	2.05%
Electric	0.42%
Energy	10.19%
Financials	0.28%
Healthcare	4.39%
Insurance	0.92%
Media	5.74%
Real Estate Investment Trusts	2.40%
Services	2.72%
Technology	2.68%
Telecommunications	3.50%
Transportation	0.87%
Utilities	1.74%
Non-Agency Asset-Backed Security	0.07%
Regional Bond	0.28%
Sovereign Bonds	1.56%
US Treasury Obligations	1.31%
Leveraged Non-Recourse Security	0.00%
Preferred Stock	0.64%
Warrant	0.00%
Short-Term Investments	0.45%
Total Value of Securities	146.62%
Borrowing Under Line of Credit	(47.59%)
Receivables and Other Assets Net of Liabilities	0.97%
Total Net Assets	100.00%

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Security type / sector and country allocations

Delaware Enhanced Global Dividend and Income Fund

Country*	Percentage of net assets
Argentina	1.14%
Australia	0.24%
Austria	0.48%
Belgium	0.04%
Brazil	0.37%
Canada	2.70%
Cayman Islands	0.84%
China/Hong Kong	2.65%
Denmark	0.77%
Finland	1.62%
France	10.10%
Germany	2.47%
Indonesia	2.19%
Ireland	0.24%
Israel	0.34%
Italy	1.53%
Jamaica	0.35%
Japan	9.91%
Luxembourg	0.69%
Mexico	0.98%
Netherlands	4.35%
Panama	0.24%
Puerto Rico	0.48%
Republic of Korea	1.08%
Russia	0.49%
Singapore	0.48%
Spain	0.90%
Sweden	1.16%
Switzerland	2.53%
Turkey	0.35%
United Arab Emirates	0.50%
United Kingdom	11.12%
United States	82.84%
Total	146.17%

* Allocation includes all investments except for short-term investments.

The percentage of net assets exceeds 100.00% because the Fund utilizes a line of credit with The Bank of New York Mellon, as described in Note 7 in “Notes to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objectives through the use of such techniques.

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

November 30, 2018

	Number of shares	Value (US $)

Common Stock – 66.71%

Communication Services – 4.26%
AT&T	27,900	$871,596
Century Communications =†	125,000	0
Mobile TeleSystems PJSC ADR	91,900	680,979
Nippon Telegraph & Telephone	43,802	1,806,878
Tele2 Class B	127,176	1,592,826
Verizon Communications	15,200	916,560

		5,868,839

Consumer Discretionary – 10.39%
Bayerische MotorenWerke	18,364	1,507,929
Cie Generale des Etablissements Michelin	14,739	1,544,515
Ford Motor	65,400	615,414
Kering	3,306	1,439,044
Nitori Holdings	1,308	175,395
Playtech	268,056	1,517,939
Publicis Groupe	10,226	607,411
Target	7,200	510,912
Techtronic Industries	265,000	1,437,158
Toyota Motor	29,305	1,771,528
Valeo	21,752	620,745
Whirlpool	3,200	403,616
Yue Yuen Industrial Holdings	742,500	2,163,700

		14,315,306

Consumer Staples – 5.50%
Archer-Daniels-Midland	7,500	345,150
British American Tobacco ADR	11,140	388,452
Carlsberg Class B	9,526	1,056,385
Coca-Cola Amatil	52,110	329,127
Imperial Brands	80,864	2,492,562
Kimberly-Clark	3,400	392,258
Kraft Heinz	7,000	357,840
Matsumotokiyoshi Holdings	35,300	1,315,473
Mondelez International Class A	8,800	395,824
Procter & Gamble	5,400	510,354

		7,583,425

Diversified REITs – 0.72%
Tritax EuroBox 144A #†	800,196	987,433

		987,433

Energy – 4.64%
Chevron	4,200	499,548
Occidental Petroleum	12,400	871,348
Royal Dutch Shell ADR Class B	11,200	694,736

	Number of shares	Value (US $)

Common Stock (continued)

Energy (continued)
Suncor Energy	41,300	$1,331,646
TOTAL	32,564	1,811,202
TOTAL ADR	12,600	700,686
Williams	18,900	478,548

		6,387,714

Financials – 12.72%
American International Group	16,900	730,925
Arthur J Gallagher & Co.	4,900	377,643
Ashford †	632	42,344
AXA	83,376	2,030,390
Banco Santander	260,320	1,236,632
Bank of New York Mellon	10,200	523,362
Bank Rakyat Indonesia Persero	8,143,200	2,066,581
BB&T	17,300	884,030
ING Groep	125,045	1,514,509
Mitsubishi UFJ Financial Group	324,328	1,774,531
Nordea Bank	212,355	1,885,963
Nordea Bank FDR	38,351	342,865
Standard Chartered	198,927	1,551,821
UniCredit	90,717	1,170,941
United Overseas Bank	36,200	664,684
Wells Fargo & Co.	13,600	738,208

		17,535,429

Healthcare – 9.11%
AbbVie	7,000	659,890
Amgen	1,900	395,675
AstraZeneca ADR	18,900	752,598
Brookdale Senior Living †	212,021	1,812,780
Cardinal Health	10,400	570,232
CVS Health	4,700	376,940
Johnson & Johnson	3,900	572,910
Koninklijke Philips	39,311	1,490,669
Merck & Co.	12,500	991,750
Novartis	29,972	2,736,486
Pfizer	20,860	964,358
Sanofi	13,611	1,233,977

		12,558,265

Healthcare REITs – 0.04%
Assura	42,236	28,739
Sabra Health Care REIT	1,108	21,373

		50,112

Hotel REITs – 0.49%
Ashford Hospitality Trust	55,000	272,250

(continues)	9

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Number of shares	Value (US $)

Common Stock (continued)

Hotel REITs (continued)
Braemar Hotels & Resorts	13,251	$125,885
Hospitality Properties Trust	10,500	281,820

		679,955

Industrials – 10.91%
Copa Holdings Class A	3,900	331,617
Deutsche Post	59,403	1,898,697
East Japan Railway	8,161	742,450
ITOCHU	145,502	2,589,897
Leonardo	55,012	544,067
Lockheed Martin	1,600	480,688
Meggitt	223,467	1,481,511
MINEBEA MITSUMI	142,200	2,321,025
Rexel	23,829	286,238
Teleperformance	7,397	1,226,172
United Technologies	2,900	353,336
Vinci	22,941	2,001,827
Waste Management	8,300	778,125

		15,035,650

Information Technology – 3.30%
Canon ADR	12,600	356,454
Cisco Systems	16,000	765,920
Hitachi	22,900	666,882
Intel	15,100	744,581
International Business Machines	4,200	521,934
Samsung Electronics	39,817	1,491,989

		4,547,760

Mall REITs – 0.03%
Simon Property Group	249	46,237

		46,237

Materials – 2.13%
DowDuPont	12,500	723,125
Rio Tinto	48,505	2,216,782

		2,939,907

Multifamily REITs – 0.59%
Equity Residential	11,400	812,250

		812,250

Office REITs – 0.14%
Intervest Offices & Warehouses	2,500	57,171
Kenedix Office Investment	20	131,433

		188,604

Shopping Center REITs – 0.04%
Link REIT	6,000	57,268

		57,268

	Number of shares	Value (US $)

Common Stock (continued)

Single Tenant REIT – 0.07%
STORE Capital	3,147	$94,284

		94,284

Utilities – 1.63%
Edison International	5,300	293,196
National Grid	139,030	1,484,145
National Grid ADR	8,875	474,369

		2,251,710

Total Common Stock (cost $91,269,509)		91,940,148

Convertible Preferred Stock – 3.13%

A Schulman 6.00% exercise price $52.33 y	973	1,004,623
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37	14,324	755,677
Bank of America 7.25% exercise price $50.00 y	728	931,840
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	22,617	1,000,350
QTS Realty Trust 6.50% exercise price $47.03 y	5,952	604,068
SITE Centers 6.50% exercise price $25.00 y	946	21,758

Total Convertible Preferred Stock (cost $4,258,777)		4,318,316

Exchange-Traded Fund – 0.01%

iPATH S&P 500 VIX Short-Term Futures ETN †	390	13,451

Total Exchange-Traded Fund (cost $1,176,115)		13,451

Limited Partnerships – 1.56%

Merion Champion’sWalk =p†	1,059,504	1,006,528
Merion Countryside =p†	780,938	1,150,009

Total Limited Partnerships (cost $1,594,814)		2,156,537

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities – 0.02%

FREMF Mortgage Trust
Series 2011-K15 B 144A 5.116% 8/25/44 #●	10,000	$10,336
Series 2012-K22 B 144A 3.812% 8/25/45 #●	10,000	10,020

Total Agency Commercial Mortgage-Backed Securities (cost $21,214)		20,356

Agency Mortgage-Backed Securities – 0.02%

Fannie Mae ARM
3.879% (LIBOR12M + 1.754%, Cap 11.211%) 4/1/36 ●	8,488	8,880
4.471% (LIBOR12M + 1.69%, Cap 10.122%) 11/1/35 ●	3,490	3,655
Fannie Mae S.F. 30 yr
5.00% 6/1/44	3,444	3,661
6.00% 6/1/41	1,908	2,086
6.00% 7/1/41	5,635	6,166
Freddie Mac S.F. 30 yr
5.50% 6/1/41	1,909	2,076
GNMA II S.F. 30 yr
6.00% 2/20/40	2,148	2,294

Total Agency Mortgage-Backed Securities (cost $28,730)		28,818

Convertible Bonds – 17.44%

Brokerage – 0.58%
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	709,000	797,625

		797,625

Capital Goods – 2.67%
Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	193,000	283,710
Cemex
3.72% exercise price $11.01, maturity date 3/15/20	895,000	880,400
3.72% exercise price $11.01, maturity date 3/15/20	345,000	337,648
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	583,000	715,003

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Capital Goods (continued)
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	400,000	$397,317
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	1,135,000	1,067,487

		3,681,565

Communications – 1.32%
DISH Network
2.375% exercise price
$82.22, maturity date 3/15/24	842,000	703,026
3.375% exercise price
$65.18, maturity date 8/15/26	501,000	441,080
Liberty Media 2.25% exercise price $35.14, maturity date 9/30/46	1,301,000	677,286

		1,821,392

Consumer Cyclical – 0.78%
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	664,000	660,016
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	453,000	406,707

		1,066,723

Consumer Non-Cyclical – 3.22%
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	405,000	486,958
Insulet 144A 1.375% exercise price $93.18, maturity date 11/15/24 #	306,000	334,536
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	1,013,000	836,574
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	515,000	692,031
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	793,000	682,468

(continues)	11

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Consumer Non-Cyclical (continued)
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	149,000	$137,658
Spectrum Pharmaceuticals 2.75% exercise price $10.53, maturity date 12/15/18	173,000	237,770
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 ●	1,007,000	1,030,945

		4,438,940

Electric – 1.00%
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	861,000	847,927
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	498,000	534,925

		1,382,852

Energy – 1.93%
Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	1,273,000	956,635
Helix Energy Solutions Group
4.125% exercise price $9.47, maturity date 9/15/23	31,000	34,792
4.25% exercise price $13.89, maturity date 5/1/22	944,000	960,614
PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	762,000	704,307

		2,656,348

Financials – 0.71%
Ares Capital 3.75% exercise price $19.39, maturity date 2/1/22	976,000	982,353

		982,353

Industrials – 0.53%
Team 5.00% exercise price $21.70, maturity date 8/1/23	685,000	730,299

		730,299

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Real Estate Investment Trusts – 0.65%
Blackstone Mortgage Trust
4.375% exercise price $35.67, maturity date 5/5/22	202,000	$202,873
4.75% exercise price $36.23, maturity date 3/15/23	690,000	693,355

		896,228

Technology – 3.51%
BoingoWireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	431,000	392,344
CSG Systems International 4.25% exercise price $57.09, maturity date 3/15/36	700,000	716,855
Knowles 3.25% exercise price $18.43, maturity date 11/1/21	649,000	708,591
Microchip Technology 1.625% exercise price $97.55, maturity date 2/15/27	73,000	73,942
PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	686,000	645,320
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	769,000	680,168
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	1,101,000	1,094,246
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	559,000	526,175

		4,837,641

Telecommunications – 0.54%
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	699,000	740,047

		740,047

Total Convertible Bonds (cost $24,087,324)		24,032,013

Corporate Bonds – 53.42%

Banking – 2.14%
Ally Financial 5.75% 11/20/25	702,000	719,550

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Bank of America
3.864% 7/23/24 µ	5,000	$4,955
5.625% 7/1/20	5,000	5,165
Bank of New York Mellon 4.625% µy	5,000	4,700
BB&T 3.75% 12/6/23	5,000	4,990
Citizens Financial Group 4.30% 12/3/25	5,000	4,893
Credit Suisse Group 144A 6.25% #µy	485,000	462,161
Fifth Third Bancorp 3.95% 3/14/28	5,000	4,894
Goldman Sachs Group 6.00% 6/15/20	5,000	5,175
Huntington Bancshares 2.30% 1/14/22	5,000	4,779
JPMorgan Chase 4.452% 12/5/29 µ	5,000	5,009
Lloyds Banking Group 7.50% µy	370,000	351,419
Morgan Stanley 3.737% 4/24/24 µ	5,000	4,928
PNC Financial Services Group 5.00% µy	5,000	4,763
Popular 6.125% 9/14/23	655,000	655,819
Royal Bank of Scotland Group 8.625% µy	315,000	325,237
State Street
3.10% 5/15/23	5,000	4,852
3.30% 12/16/24	5,000	4,853
SunTrust Banks
2.45% 8/1/22	5,000	4,800
2.70% 1/27/22	5,000	4,845
UBS Group Funding Switzerland 6.875% µy	295,000	286,510
US Bancorp 3.10% 4/27/26	5,000	4,686
USB Capital IX 3.50% (LIBOR03M + 1.02%) y●	80,000	64,208

		2,943,191

Basic Industry – 7.98%
BMC East 144A 5.50% 10/1/24 #	312,000	293,670
Boise Cascade 144A 5.625% 9/1/24 #	905,000	873,325
Builders FirstSource 144A 5.625% 9/1/24 #	405,000	373,613
Chemours 5.375% 5/15/27	456,000	413,820
CSN Resources 144A 7.625% 2/13/23 #	500,000	460,005

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
Dow Chemical 8.55% 5/15/19	34,000	$34,810
DowDuPont 4.725% 11/15/28	5,000	5,080
Freeport-McMoRan
4.55% 11/14/24	365,000	340,363
6.875% 2/15/23	796,000	831,820
Hudbay Minerals
144A 7.25% 1/15/23 #	60,000	60,375
144A 7.625% 1/15/25 #	465,000	463,837
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	272,000	290,360
Koppers 144A 6.00% 2/15/25 #	484,000	435,600
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	100,000	103,500
NOVA Chemicals
144A 5.00% 5/1/25 #	285,000	266,831
144A 5.25% 6/1/27 #	710,000	653,200
Novelis 144A 6.25% 8/15/24 #	605,000	600,463
Olin
5.00% 2/1/30	380,000	339,625
5.125% 9/15/27	478,000	451,256
SASOL Financing USA
5.875% 3/27/24	225,000	225,068
6.50% 9/27/28	275,000	274,040
Standard Industries
144A 5.00% 2/15/27 #	430,000	388,075
144A 6.00% 10/15/25 #	50,000	48,937
Steel Dynamics 5.00% 12/15/26	460,000	443,325
Suzano Austria 144A 6.00% 1/15/29 #	500,000	506,250
Syngenta Finance 144A 5.182% 4/24/28 #	500,000	459,749
Tronox Finance 144A 5.75% 10/1/25 #	545,000	464,613
Zekelman Industries 144A 9.875% 6/15/23 #	835,000	891,363

		10,992,973

Brokerage – 0.30%
E*TRADE Financial 5.30% µy	5,000	4,675
5.875% µy	400,000	385,000
Jefferies Group 4.15% 1/23/30	10,000	8,692

(continues)	13

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Brokerage (continued)
Jefferies Group
6.45% 6/8/27	5,000	$5,273
6.50% 1/20/43	5,000	5,010

		408,650

Capital Goods – 1.90%
Allegion US Holding 3.55% 10/1/27	4,000	3,648
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	360,000	336,150
Bombardier 144A 6.00% 10/15/22 #	560,000	533,456
BWAY Holding
144A 5.50% 4/15/24 #	699,000	671,914
144A 7.25% 4/15/25 #	250,000	227,813
CCL Industries 144A 3.25% 10/1/26 #	5,000	4,586
Crane 4.45% 12/15/23	10,000	10,273
Crown Americas 144A 4.75% 2/1/26 #	334,000	322,744
General Dynamics 3.375% 5/15/23	5,000	4,972
General Electric
2.10% 12/11/19	35,000	34,206
5.55% 5/4/20	5,000	5,050
6.00% 8/7/19	10,000	10,115
L3 Technologies 4.40% 6/15/28	5,000	4,973
Martin Marietta Materials 4.25% 12/15/47	5,000	4,011
Northrop Grumman 3.25% 8/1/23	5,000	4,877
Nvent Finance 4.55% 4/15/28	5,000	4,841
TransDigm 6.375% 6/15/26	448,000	438,431

		2,622,060

Consumer Cyclical – 3.20%
AMC Entertainment Holdings 6.125% 5/15/27	576,000	512,640
Boyd Gaming 6.375% 4/1/26	513,000	511,717
Dollar Tree 3.70% 5/15/23	5,000	4,875
General Motors Financial 4.35% 4/9/25	5,000	4,754
GLP Capital / GLP Financing 5.375% 4/15/26	122,000	122,131
HiltonWorldwide Finance 4.875% 4/1/27	435,000	416,513
Hyundai Capital America 144A 2.55% 2/6/19 #	10,000	9,989

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
KFC Holding / Pizza Hut Holdings / Taco Bell of America 144A 5.25% 6/1/26 #	490,000	$481,729
MGM Resorts International 5.75% 6/15/25	435,000	430,106
Penn National Gaming 144A 5.625% 1/15/27 #	563,000	519,367
Penske Automotive Group 5.50% 5/15/26	376,000	349,210
Royal Caribbean Cruises 3.70% 3/15/28	5,000	4,549
Scientific Games International 10.00% 12/1/22	1,003,000	1,044,875
Toyota Motor Credit 2.80% 7/13/22	5,000	4,904

		4,417,359

Consumer Non-Cyclical – 2.05%
Abbott Laboratories 2.80% 9/15/20	5,000	4,938
AstraZeneca 4.00% 1/17/29	5,000	4,877
Becton Dickinson and Co. 3.363% 6/6/24	5,000	4,777
Campbell Soup 3.65% 3/15/23	5,000	4,834
Cott Holdings 144A 5.50% 4/1/25 #	603,000	583,403
Covidien International Finance 4.20% 6/15/20	20,000	20,282
CVS Health 4.30% 3/25/28	20,000	19,518
JBS Investments 144A 7.25% 4/3/24 #	650,000	654,777
JBS USA
144A 5.75% 6/15/25 #	537,000	521,561
144A 6.75% 2/15/28 #	390,000	379,763
Post Holdings
144A 5.00% 8/15/26 #	244,000	225,090
144A 5.625% 1/15/28 #	400,000	373,000
Zimmer Biomet Holdings 4.625% 11/30/19	30,000	30,314

		2,827,134

Electric – 0.42%
American Transmission Systems 144A 5.25% 1/15/22 #	15,000	15,714
Cleveland Electric Illuminating 5.50% 8/15/24	5,000	5,431
DTE Energy 3.30% 6/15/22	5,000	4,940

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
Entergy Louisiana 4.05% 9/1/23	10,000	$10,155
Evergy 4.85% 6/1/21	5,000	5,104
Israel Electric 144A 4.25% 8/14/28 #	500,000	469,380
Kansas City Power & Light 3.65% 8/15/25	5,000	4,874
LG&E & KU Energy 4.375% 10/1/21	20,000	20,262
National Rural Utilities Cooperative Finance
2.85% 1/27/25	5,000	4,768
4.75% 4/30/43 µ	5,000	4,900
New York State Electric & Gas 144A 3.25% 12/1/26 #	5,000	4,751
NV Energy 6.25% 11/15/20	5,000	5,245
PPL Electric Utilities 3.00% 9/15/21	10,000	9,943
Public Service Co. of Oklahoma 5.15% 12/1/19	15,000	15,302
South Carolina Electric & Gas 4.10% 6/15/46	5,000	4,516

		585,285

Energy – 10.19%
Abu Dhabi Crude Oil Pipeline 144A 3.65% 11/2/29 #	750,000	693,750
Alta Mesa Holdings 7.875% 12/15/24	942,000	680,595
AmeriGas Partners
5.625% 5/20/24	20,000	19,100
5.875% 8/20/26	666,000	624,375
Cheniere Corpus Christi Holdings
5.125% 6/30/27	92,000	89,355
5.875% 3/31/25	222,000	229,215
7.00% 6/30/24	205,000	221,400
Cheniere Energy Partners 5.25% 10/1/25	360,000	351,900
Chesapeake Energy
7.00% 10/1/24	350,000	327,250
8.00% 1/15/25	280,000	270,550
Crestwood Midstream Partners 5.75% 4/1/25	516,000	497,940
Diamond Offshore Drilling 7.875% 8/15/25	70,000	62,825
Enbridge 6.00% 1/15/77 µ	5,000	4,467
Energy Transfer 5.50% 6/1/27	260,000	260,000

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Energy Transfer Operating
6.625% µy	5,000	$4,409
9.70% 3/15/19	7,000	7,113
Ensco 7.75% 2/1/26	70,000	58,013
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	500,000	468,182
Genesis Energy
6.50% 10/1/25	80,000	73,200
6.75% 8/1/22	726,000	724,185
Gulfport Energy
6.375% 5/15/25	40,000	36,450
6.375% 1/15/26	355,000	317,725
6.625% 5/1/23	495,000	483,863
Hilcorp Energy I 144A 5.00% 12/1/24 #	229,000	208,963
Laredo Petroleum 6.25% 3/15/23	631,000	591,563
MPLX 4.875% 12/1/24	10,000	10,128
Murphy Oil 6.875% 8/15/24	590,000	602,587
Murphy Oil USA 5.625% 5/1/27	936,000	914,355
Newfield Exploration 5.375% 1/1/26	662,000	661,173
Noble Energy 3.90% 11/15/24	5,000	4,790
NuStar Logistics 5.625% 4/28/27	402,000	381,397
ONEOK 7.50% 9/1/23	5,000	5,647
Petrobras Global Finance 7.25% 3/17/44	400,000	387,650
Petroleos Mexicanos 6.75% 9/21/47	160,000	132,800
QEP Resources
5.25% 5/1/23	460,000	440,450
5.625% 3/1/26	650,000	596,375
Sabine Pass Liquefaction 5.875% 6/30/26	15,000	15,819
Sempra Energy 3.80% 2/1/38	5,000	4,235
Southwestern Energy
6.20% 1/23/25	623,000	598,859
7.75% 10/1/27	120,000	121,944
Targa Resources Partners
5.375% 2/1/27	708,000	683,220
144A 5.875% 4/15/26 #	40,000	40,000
Tecpetrol 144A 4.875% 12/12/22 #	500,000	462,500
Transocean 144A 9.00% 7/15/23 #	482,000	494,351

(continues)	15

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Transocean Proteus 144A 6.25% 12/1/24 #	183,600	$180,846
		14,045,514
Financials – 0.28%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	400,000	384,000
Aviation Capital Group 144A 4.875% 10/1/25 #	5,000	5,012

		389,012

Healthcare – 4.39%
DaVita 5.00% 5/1/25	406,000	383,163
Encompass Health
5.75% 11/1/24	720,000	723,600
5.75% 9/15/25	361,000	359,646
HCA
5.375% 2/1/25	1,076,000	1,085,411
5.875% 2/15/26	166,000	171,395
7.58% 9/15/25	194,000	210,490
Hill-Rom Holdings
144A 5.00% 2/15/25 #	378,000	370,440
144A 5.75% 9/1/23 #	273,000	278,460
Hologic 144A 4.625% 2/1/28 #	370,000	348,029
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	512,000	511,360
Service Corp. International 4.625% 12/15/27	360,000	336,600
Tenet Healthcare
5.125% 5/1/25	415,000	394,509
8.125% 4/1/22	419,000	435,760
WellCare Health Plans 144A 5.375% 8/15/26 #	440,000	437,879

		6,046,742

Insurance – 0.92%
AXA Equitable Holdings 144A 4.35% 4/20/28 #	5,000	4,755
Berkshire Hathaway Finance 2.90% 10/15/20	35,000	34,982
HUB International 144A 7.00% 5/1/26 #	200,000	191,000
Liberty Mutual Group 144A 4.95% 5/1/22 #	5,000	5,105
MetLife 6.40% 12/15/36	100,000	101,250
NFP 144A 6.875% 7/15/25 #	160,000	152,400
Nuveen Finance 144A 4.125% 11/1/24 #	10,000	10,064

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
Prudential Financial 5.375% 5/15/45 µ	5,000	$4,756
USIS Merger Sub 144A 6.875% 5/1/25 #	797,000	759,143
		1,263,455
Media – 5.74%
Altice France 144A 7.375% 5/1/26 #	430,000	414,413
AMC Networks 4.75% 8/1/25	460,000	428,968
CCO Holdings
144A 5.125% 5/1/27 #	250,000	237,500
144A 5.50% 5/1/26 #	39,000	38,074
144A 5.75% 2/15/26 #	442,000	443,109
144A 5.875% 5/1/27 #	566,000	558,217
CSC Holdings
6.75% 11/15/21	895,000	939,750
144A 7.75% 7/15/25 #	325,000	341,243
Gray Television 144A 5.875% 7/15/26 #	747,000	728,325
Lamar Media 5.75% 2/1/26	399,000	407,479
Sinclair Television Group 144A 5.125% 2/15/27 #	453,000	405,435
Sirius XM Radio
144A 5.00% 8/1/27 #	905,000	855,225
144A 5.375% 4/15/25 #	479,000	473,013
Tribune Media 5.875% 7/15/22	412,000	419,210
UPC Holding 144A 5.50% 1/15/28 #	440,000	401,500
Virgin Media Secured Finance 144A 5.25% 1/15/26 #	410,000	385,400
VTR Finance 144A 6.875% 1/15/24 #	430,000	437,525

		7,914,386

Real Estate Investment Trusts – 2.40%
American Tower Trust I 144A 3.07% 3/15/23 #	20,000	19,601
Corporate Office Properties
3.60% 5/15/23	5,000	4,826
5.25% 2/15/24	10,000	10,298
CyrusOne 5.375% 3/15/27	212,000	208,290
ESH Hospitality 144A 5.25% 5/1/25 #	656,000	628,940
GEO Group
5.125% 4/1/23	165,000	149,531
5.875% 1/15/22	700,000	689,157
5.875% 10/15/24	10,000	9,050
6.00% 4/15/26	359,000	319,959

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Real Estate Investment Trusts (continued)
Hospitality Properties Trust 4.50% 3/15/25	5,000	$4,858
Host Hotels & Resorts 4.50% 2/1/26	5,000	4,951
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	838,000	778,293
LifeStorage 3.50% 7/1/26	5,000	4,612
SBA Communications 4.875% 9/1/24	480,000	468,600
WP Carey 4.60% 4/1/24	5,000	5,030

		3,305,996

Services – 2.72%
Advanced Disposal Services 144A 5.625% 11/15/24 #	551,000	544,113
Ashtead Capital 144A 4.375% 8/15/27 #	375,000	341,250
Avis Budget Car Rental 144A 6.375% 4/1/24 #	266,000	260,893
Covanta Holding 5.875% 7/1/25	557,000	526,365
KAR Auction Services 144A 5.125% 6/1/25 #	237,000	222,780
Prime Security Services Borrower 144A 9.25% 5/15/23 #	936,000	994,500
United Rentals North America
5.50% 5/15/27	877,000	829,861
5.875% 9/15/26	30,000	29,250

		3,749,012

Technology – 2.68%
Baidu 4.375% 3/29/28	500,000	485,654
Broadcom 3.50% 1/15/28	5,000	4,344
CDK Global
5.00% 10/15/24	409,000	406,955
5.875% 6/15/26	630,000	627,637
CDW Finance 5.00% 9/1/25	239,000	233,921
CommScope Technologies
144A 5.00% 3/15/27 #	482,000	398,253
144A 6.00% 6/15/25 #	260,000	242,138
First Data 144A 5.75% 1/15/24 #	415,000	418,113
Infor US 6.50% 5/15/22	443,000	442,446
Oracle 2.40% 9/15/23	5,000	4,735
RP Crown Parent 144A 7.375% 10/15/24 #	70,000	71,137
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	350,000	357,661

		3,692,994

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Telecommunications – 3.50%
AT&T 5.25% 3/1/37	5,000	$4,774
Digicel Group 144A 7.125% 4/1/22 #	850,000	485,571
Level 3 Financing 5.375% 5/1/25	714,000	697,043
Myriad International Holdings 144A 4.85% 7/6/27 #	635,000	602,301
Sprint
7.125% 6/15/24	728,000	740,740
7.625% 3/1/26	30,000	30,825
7.875% 9/15/23	40,000	42,100
Sprint Communications 7.00% 8/15/20	302,000	313,325
Telecom Italia 144A 5.303% 5/30/24 #	200,000	188,500
TimeWarner Cable 7.30% 7/1/38	5,000	5,422
TimeWarner Entertainment 8.375% 3/15/23	10,000	11,461
T-Mobile USA 6.50% 1/15/26	720,000	748,800
Viacom 4.375% 3/15/43	5,000	4,071
Vodafone Group 3.75% 1/16/24	5,000	4,879
Zayo Group
144A 5.75% 1/15/27 #	165,000	157,987
6.375% 5/15/25	803,000	790,955

		4,828,754

Transportation – 0.87%
DAE Funding 144A 5.75% 11/15/23 #	710,000	699,350
FedEx 4.05% 2/15/48	15,000	12,718
Penske Truck Leasing
144A 3.30% 4/1/21 #	5,000	4,947
144A 4.20% 4/1/27 #	5,000	4,852
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ♦	4,028	4,033
United Airlines 2014-2
Class A Pass Through Trust 3.75% 9/3/26 ♦	4,147	4,097
United Parcel Service 5.125% 4/1/19	10,000	10,072
XPO Logistics 144A 6.125% 9/1/23 #	455,000	459,550

		1,199,619

Utilities – 1.74%
AES
5.50% 4/15/25	345,000	349,313

(continues)	17

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
AES 6.00% 5/15/26	57,000	$58,995
Calpine 144A 5.25% 6/1/26 #	320,000	298,800
5.50% 2/1/24	205,000	189,881
5.75% 1/15/25	470,000	433,575
144A 5.875% 1/15/24 #	50,000	50,125
Emera 6.75% 6/15/76 µ	395,000	405,073
Enel 144A 8.75% 9/24/73 #µ	200,000	210,500
Vistra Energy 144A 8.00% 1/15/25 #	371,000	395,115

		2,391,377

Total Corporate Bonds (cost $77,285,801)		73,623,513

Non-Agency Asset-Backed Security – 0.07%

Citicorp Residential Mortgage Trust Series 2006-3 A5 5.283% 11/25/36 ●	100,000	102,444

Total Non-Agency Asset-Backed Security (cost $87,000)		102,444

Regional Bond – 0.28%Δ

Argentina – 0.28%
Provincia de Cordoba 144A 7.125% 8/1/27 #	500,000	387,750

Total Regional Bond (cost $492,500)		387,750

Sovereign Bonds – 1.56%Δ

Argentina – 0.52%
Argentine Republic Government International Bond 6.875% 1/11/48	1,000,000	725,000

		725,000

Indonesia – 0.69%
Indonesia Government International Bonds 144A 5.125% 1/15/45 #	1,000,000	947,401

		947,401

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Turkey – 0.35%
Turkey Government Bond 11.00% 3/2/22 TRY	2,981,000	$479,967

		479,967

Total Sovereign Bonds (cost $2,272,530)		2,152,368

US Treasury Obligations – 1.31%

US Treasury Bonds
2.75% 11/15/47	10,000	8,960
3.00% 5/15/47	115,000	108,516
3.00% 2/15/48	25,000	23,556
3.00% 8/15/48	10,000	9,423
3.125% 5/15/48	25,000	24,139
US Treasury Notes
1.125% 7/31/21	185,000	177,018
1.375% 1/31/21	60,000	58,207
1.50% 8/15/26	1,045,000	941,236
1.75% 5/31/22	15,000	14,461
1.875% 7/31/22	65,000	62,829
1.875% 9/30/22	35,000	33,781
2.00% 12/31/21	5,000	4,880
2.00% 10/31/22	20,000	19,380
2.25% 2/15/27	10,000	9,479
2.25% 8/15/27	80,000	75,506
2.25% 11/15/27	45,000	42,382
2.50% 6/30/20	5,000	4,977
2.50% 3/31/23	10,000	9,862
2.75% 4/30/23	10,000	9,963
2.75% 5/31/23	20,000	19,929
2.75% 2/15/28	85,000	83,297
2.875% 10/31/23	10,000	10,015
2.875% 11/30/23	5,000	5,009
2.875% 5/15/28	25,000	24,732
2.875% 8/15/28	25,000	24,718

Total US Treasury Obligations (cost $1,917,395)		1,806,255

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Auction Pass Through Trust Series 2007-C 144A 0.238% 1/15/87 #♦=	500,000	0

Total Leveraged Non-Recourse Security (cost $425,000)		0

	Number of shares	Value (US $)

Preferred Stock – 0.64%

Bank of America 6.50%µy	470,000	$491,737
Freddie Mac 6.02%y	40,000	191,000
GMAC Capital Trust I 8.401% (LIBOR03M + 5.785%) 2/15/40 ●	6,000	153,000
Washington Prime Group 6.875%y	2,511	45,098

Total Preferred Stock (cost $1,777,130)		880,835

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $44.00, expiration date 4/29/19 †	12,540	125

Total Warrant (cost $104)		125

	Principal amount°

Short-Term Investments – 0.45%

Discount Note – 0.15%≠
Federal Home Loan Bank 1.333% 12/3/18	207,462	207,462

		207,462

Repurchase Agreements – 0.30%
Bank of America Merrill Lynch 2.20%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $50,610 (collateralized by US government obligations 1.50%–1.75% 12/31/20–2/28/23; market value $51,613)	50,601	50,601
Bank of Montreal 2.15%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $139,176 (collateralized by US government obligations 0.00%–3.75% 12/6/18–11/15/47; market value $141,934)	139,151	139,151

	Principal amount°	Value (US $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 2.25%, dated 11/30/18, to be repurchased on 12/3/18, repurchase price $228,864 (collateralized by US government obligations 0.00%–2.875% 3/31/20–8/15/46; market value $233,398)	228,821	$228,821

		418,573

Total Short-Term Investments (cost $626,012)		626,035

Total Value of Securities – 146.62% (cost $207,319,955)		$202,088,964

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2018, the aggregate value of Rule 144A securities was $42,107,967, which represents 30.55% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

❖	Securities have been classified by type of business. Aggregate classification by country of origin has been presented in “Security type / sector and country allocations” on page 8.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Nov. 30, 2018. Rate will reset at a future date.
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At Nov. 30, 2018, the aggregate value of restricted securities was $2,156,537, which represented 1.56% of the Fund’s net assets. See table on next page for additional details.

y	No contractual maturity date.
†	Non-income producing security.
●	Variable rate investment.Rates reset periodically.Rate shown reflects the rate in effect at Nov. 30, 2018.For securities based on a published

(continues)	19

Schedule of investments

Delaware Enhanced Global Dividend and Income Fund

reference rate and spread,the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities,are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Restricted Securities

Investments	Date of Acquisition	Cost	Value
Merion Champion’sWalk	8/4/17	$927,451	$933,859
Merion Champion’sWalk	2/13/18	24,056	24,223
Merion Champion’sWalk	7/11/18	25,134	24,223
Merion Champion’sWalk	10/22/18	25,498	24,223
Merion Countryside	5/11/16	516,383	1,021,208
Merion Countryside	4/7/17	46,860	82,801
Merion Countryside	5/3/18	29,432	46,000

Total		$1,594,814	$2,156,537

The following foreign currency exchange contracts were outstanding at Nov. 30, 2018:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	JPY	(9,234,538)	USD	81,294	12/3/18	$(73)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contract, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

ARM – Adjustable Rate Mortgage

BNYM – The Bank of New York Mellon

ETN – Exchange-Traded Note

FDR – Finnish Depositary Receipt

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

PJSC – Private Joint Stock Company

REIT – Real Estate Investment Trust

S.F. – Single Family

S&P – Standard and Poor’s

TRY – Turkish Lira

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Enhanced Global Dividend and Income Fund

November 30, 2018

Assets:
Investments, at value[1]	$202,088,964
Foreign currencies, at value[2]	249,771
Dividend and interest receivable	1,858,398
Foreign tax reclaim receivable	416,206
Receivable for securities sold	6,385
Other assets[3]	105,920

Total assets	204,725,644

Liabilities:
Cash overdraft	72,550
Borrowing under line of credit	65,600,000
Payable for securities purchased	364,750
Contingent liabilities[3]	353,068
Other accrued expenses	302,507
Investment management fees payable to affiliates	159,639
Interest expense payable on line of credit	29,904
Reports and statements to shareholders expenses payable to affiliates	9,451
Trustees’ fees and expenses payable to affiliates	1,113
Accounting and administration expenses payable to affiliates	968
Other affiliates payable	605
Legal fees payable to affiliates	119
Unrealized depreciation of foreign currency exchange contracts	73

Total liabilities	66,894,747

Total Net Assets	$137,830,897

Net Assets Consist of:
Paid-in capital	$143,725,334
Total distributable earnings (loss)	(5,894,437)

Total Net Assets	$137,830,897

Net Asset Value

Common Shares
Net assets	$137,830,897
Shares of beneficial interest outstanding	12,663,238
Net asset value per share	$10.88

[1] Investments, at cost	$207,319,955
[2] Foreign currencies, at cost	247,932
[3] See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2018

Investment Income:
Interest	$8,752,825
Dividends	5,204,079
Foreign tax withheld	(428,667)

13,528,237

Expenses:
Management fees	2,582,719
Interest expense	2,206,813
Legal fees	465,002
Reports and statements to shareholders expenses	160,573
Dividend disbursing and transfer agent fees and expenses	87,470
Accounting and administration expenses	82,323
Audit and tax fees	44,567
Custodian fees	32,781
Trustees’ fees and expenses	9,012
Registration fees	740
Other expenses	104,323

5,776,323
Less expense paid indirectly	(2,086)

Total operating expenses	5,774,237

Net Investment Income	7,754,000

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,849,490
Foreign currencies	39,209
Foreign currency exchange contracts	(48,988)

Net realized gain	7,839,711

Net change in unrealized appreciation (depreciation) of:
Investments	(34,519,628)
Foreign currencies	(19,511)
Foreign currency exchange contracts	1,414

Net change in unrealized appreciation (depreciation)	(34,537,725)

Net Realized and Unrealized Loss	(26,698,014)

Net Decrease in Net Assets Resulting from Operations	$(18,944,014)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year ended
	11/30/18	11/30/17
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,754,000	$6,891,256
Net realized gain	7,839,711	3,432,657
Net change in unrealized appreciation (depreciation)	(34,537,725)	25,775,699

Net increase (decrease) in net assets resulting from operations	(18,944,014)	36,099,612

Dividends and Distributions to Shareholders from:
Distributable earnings*	(14,633,782)	(8,071,362)
Return of capital	(2,265,942)	(1,909,036)

	(16,899,724)	(9,980,398)

Capital Share Transactions:
Cost of shares repurchased[1]	(33,430,954)	(233,468)

Decrease in net assets derived from capital share transactions	(33,430,954)	(233,468)

Net Increase (Decrease) in Net Assets	(69,274,692)	25,885,746

Net Assets:
Beginning of year	207,105,589	181,219,843

End of year[2]	$137,830,897	$207,105,589

1See Note 6 in “Notes to financial statements.”

2Net Assets – End of year includes distributions in excess of net investment income of $461,955 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*For the year ended Nov. 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended Nov. 30, 2017, the dividends and distributions to shareholders were as follows:

Dividends from net investment income	$ (8,071,362)
Distributions from return of capital	(1,909,036)

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund

Year ended November 30, 2018

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(18,944,014)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	(1,991,656)
Proceeds from disposition of investment securities	133,303,043
Purchase of investment securities	(88,026,353)
Purchase (Proceeds) from disposition of short-term investment securities, net	14,324,931
Net realized (gain) loss on investments	(7,849,490)
Net change in unrealized (appreciation) depreciation of investments	34,519,628
Net change in unrealized (appreciation) depreciation of foreign currencies	19,511
Net change in unrealized (appreciation) depreciation of foreign currency exchange contracts	(1,414)
Return of capital distributions on investments	125,852
(Increase) decrease in receivable for securities sold	2,719,201
(Increase) decrease in dividends and interest receivable	278,359
(Increase) decrease in foreign dividend reclaim receivable	(152,138)
Increase (decrease) in payable for securities purchased	(2,020,001)
Increase (decrease) in other affiliates payable	(4,452)
Increase (decrease) in Trustees’ fees and expenses payable to affiliates	(303)
Increase (decrease) in accounting and administration expenses payable to affiliates	(261)
Increase (decrease) in investment management fees payable to affiliates	(65,060)
Increase (decrease) in reports and statements to shareholders expenses payable to affiliates	6,735
Increase (decrease) in legal fees payable to affiliates	(37)
Increase (decrease) in other accrued expenses payable	149,415
Increase (decrease) in interest expense payable	12,826

Total adjustments	85,348,336

Net cash provided by operating activities	66,404,322

Cash provided by (used for) financing activities:
Decrease in borrowing under line of credit	(16,400,000)
Cost of shares repurchased	(33,430,954)
Cash dividends and distributions paid to shareholders	(16,899,724)

Net cash used for financing activities	(66,730,678)

Effect of exchange rates on cash	(19,511)

Net decrease in cash	(345,867)
Cash at beginning of year*	523,088

Cash at end of year*	$177,221

Cash paid for interest expense on leverage	$2,193,987

*Includes foreign currencies, at value as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

			Year ended

	11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

Net asset value, beginning of period	$13.08	$11.43	$11.49	$13.19	$13.52

Income (loss) from investment operations:
Net investment income[1]	0.50	0.44	0.42	0.57	0.59
Net realized and unrealized gain (loss)	(1.61)	1.84	0.36	(1.37)	(0.02)

Total from investment operations	(1.11)	2.28	0.78	(0.80)	0.57

Less dividends and distributions from:
Net investment income	(0.38)	(0.51)	(0.41)	(0.73)	(0.90)
Return of capital	(0.15)	(0.12)	(0.43)	(0.17)	—
Net realized gain	(0.56)	—	—	—	—

Total dividends and distributions	(1.09)	(0.63)	(0.84)	(0.90)	(0.90)

Net asset value, end of period	$10.88	$13.08	$11.43	$11.49	$13.19

Market value, end of period	$9.60	$11.98	$9.65	$9.72	$11.96

Total return based on2:
Net asset value	(8.38% )	21.03%	8.65%	(5.30% )	4.94%
Market value	(11.74% )	31.30%	8.44%	(11.65% )	5.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,831	$207,106	$181,220	$182,254	$209,280
Ratio of expenses to average net assets[3,4,5]	3.02%	2.38%	2.30%	2.10%	1.88%
Ratio of net investment income to average net assets[6]	4.06%	3.50%	3.79%	4.52%	4.31%
Portfolio turnover	34%	40%	54%	48%	56%
Leverage analysis:
Debt outstanding at end of period at par (000 omitted)	$65,600	$82,000	$82,000	$84,000	$87,000
Asset coverage per $1,000 of debt outstanding at end of period	$3,101	$3,526	$3,210	$3,170	$3,406

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]	The ratio of interest expense to average net assets for the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 1.15%, 0.80%, 0.59%, 0.47%, and 0.37%, respectively.
[4]

The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 0.81%, 0.56%, 0.41%, 0.33%, and 0.27%, respectively.

[5]

The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2018,2017,2016, 2015, and 2014 were 1.31%, 1.12%, 1.19%, 1.14%, and 1.13%, respectively.

[6]

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2018, 2017, 2016, 2015, and 2014 were 2.85%, 2.47%, 2.63%, 3.15%, and 3.21%, respectively.

See accompanying notes, which are an integral part of the financial statements.

(continues)	25

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

November 30, 2018

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust, and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act). The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities and private placements are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Nov. 30, 2018 and for all open tax years (years ended Nov. 30, 2015–Nov. 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Nov. 30, 2018, the Fund did not incur any interest or tax penalties.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the

Fund’s investment performance and should not be confused with “yield” or “income.” Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2018, and matured on the next business day.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended Nov. 30, 2018, the Fund earned $2,086 under this arrangement.

(continues)	27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee of 0.95%, calculated daily and paid monthly, of the adjusted average daily net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average daily net assets excludes the line of credit liability.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets (excluding the line of credit liability) of all funds within the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Nov. 30, 2018, the Fund was charged $14,253 for these services.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. This amount is included on the “Statement of operations” under “Legal fees.” For the year ended Nov. 30, 2018, the Fund was charged $132,671 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are Officers and/or Trustees of the Fund. These Officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Nov. 30, 2018 were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Nov. 30, 2018, the Fund engaged in Rule 17a-7 securities purchases of $9,229,564. For the year ended Nov. 30, 2018, the Fund did not engage in Rule 17a-7 securities sales.

3. Investments

For the year ended Nov. 30, 2018, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$87,570,165
Purchases of US government securities	456,188
Sales other than US government securities	133,018,676
Sales of US government securities	284,367

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation), which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Nov. 30, 2018, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$207,736,180

Aggregate unrealized appreciation of investments and derivatives	$15,655,684
Aggregate unrealized depreciation of investments and derivatives	(21,302,973)

Net unrealized depreciation of investments and derivatives	$(5,647,289)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues)	29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2018:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage-Backed Securities	$—	$151,618	$—	$151,618
Corporate Debt	—	97,655,526	—	97,655,526
Foreign Debt	—	2,540,118	—	2,540,118
Common Stock
Communication Services	2,469,135	3,399,704	—	5,868,839
Consumer Discretionary	3,047,881	11,267,425	—	14,315,306
Consumer Staples	2,389,878	5,193,547	—	7,583,425
Diversified REITs	987,433	—	—	987,433
Energy	4,576,512	1,811,202	—	6,387,714
Financials	3,639,377	13,896,052	—	17,535,429
Healthcare	7,097,133	5,461,132	—	12,558,265
Healthcare REITs	50,112	—	—	50,112
Hotel REITs	679,955	—	—	679,955
Industrials	1,943,766	13,091,884	—	15,035,650
Information Technology	2,388,889	2,158,871	—	4,547,760
Mall REITs	46,237	—	—	46,237
Materials	723,125	2,216,782	—	2,939,907
Multifamily REITs	812,250	—	—	812,250
Office REITs	57,171	131,433	—	188,604
Shopping Center REITs	—	57,268	—	57,268
Single Tenant REIT	94,284	—	—	94,284
Utilities	767,565	1,484,145	—	2,251,710
Convertible Preferred Stock[1]	1,557,666	2,760,650	—	4,318,316
Exchange-Traded Fund	13,451	—	—	13,451
Limited Partnerships	—	—	2,156,537	2,156,537
Preferred Stock[1]	198,098	682,737	—	880,835
US Treasury Obligations	—	1,806,255	—	1,806,255
Warrant	125	—	—	125
Short-Term Investments	—	626,035	—	626,035

Total Value of Securities	$33,540,043	$166,392,384	$2,156,537	$202,088,964

Derivatives:*
Liabilities:
Foreign Currency Exchange Contracts	$—	$(73)	$—	$(73)

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table. 1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 2 investments represent investments with observable inputs or matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 2	Total
Convertible Preferred Stock	36.07%	63.93%	100.00%
Preferred Stock	22.49%	77.51%	100.00%

*Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

As a result of utilizing international fair value pricing at Nov. 30, 2018, a portion of the Fund’s common stock was categorized as Level 2.

During the year ended Nov. 30, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Limited Partnerships	Rights	Total
Beginning balance Nov. 30, 2017	$1,826,153	$30,759	$1,856,912
Purchases	107,730	—	107,730
Sales	—	(20,626)	(20,626)
Return of capital on investments	(140,299)	—	(140,299)
Net realized gain (loss)	—	20,626	20,626
Net change in unrealized appreciation	362,953	(30,759)	332,194

Ending balance Nov. 30, 2018	$2,156,537	$—	$2,156,537

Net change in unrealized appreciation from investments still held at the end of the year	$362,953	$—	$362,953

When market quotations are not readily available for one or more portfolio securities, the Fund’s NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

(continues)	31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

3. Investments (continued)

Quantitative information about Level 3 fair value measurements for the Fund are as follows:

Assets	Value	Valuation Techniques	Unobservable Inputs
Limited Partnership	$1,150,009	Market cap rate method	Trailing 12 months NOI, adjusted for assets and liabilities; liquidity discount
Limited Partnership	1,006,528	Acquisition price	Acquisition price adjusted for liquidity discount

Total	$2,156,537

A significant change to the inputs may result in a significant change to the valuation.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2018 and 2017 was as follows:

	Year ended
	11/30/18	11/30/17
Ordinary income	$5,856,545	$8,071,362
Long-term capital gain	8,777,237	—
Return of capital	2,265,942	1,909,036

Total	$16,899,724	$9,980,398

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2018, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$143,725,334
Other temporary differences	(247,148)
Net unrealized depreciation of investments, foreign currencies, and derivatives	(5,647,289)

Net assets	$137,830,897

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, contingent payment debt instruments, partnership income, market discount and premium on debt instruments, troubled debt, trust preferred securities, mark-to-market on foreign currency exchange contracts, tax deferral of losses on straddles, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership income. For the year ended Nov. 30, 2018, the Fund recorded the following reclassifications:

Distributable earnings	$2,390
Paid-in capital	(2,390)

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc. (Computershare), in the open market, if the shares of the Fund are trading at a discount to the Fund’s NAV on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s NAV on the dividend payment date, the Fund will issue shares to shareholders of record at NAV. During the years ended Nov. 30, 2018 and 2017, the Fund did not issue any shares under the Fund’s dividend reinvestment plan.

The Fund implemented an open-market share repurchase program pursuant to which the Fund may purchase up to 10% of the Fund’s shares, from time to time, in open-market transactions, at the discretion of management. The share repurchase program commenced on Aug. 1, 2016 and has no stated expiration date. For the year ended Nov. 30, 2017, the Fund repurchased 21,141 common shares valued at $233,468. The weighted average discount per share at the repurchase date was 11.91% for the year ended Nov. 30, 2017. There were no shares repurchased under the Fund’s share repurchase program for the year ended Nov. 30, 2018.

On May 24, 2018, the Fund’s Board approved a tender offer for the Fund’s common stock. The tender offer authorized the Fund to purchase up to 20% of its issued and outstanding shares at a price equal to 98% of the Fund’s NAV at the close of business on the NYSE on Oct. 29, 2018, the first business day following the expiration of the offer. The tender offer commenced on Sept. 28, 2018, and expired on Oct. 26, 2018. In connection with the tender offer, the Fund purchased 3,165,810 shares of beneficial interest at a total cost of $33,430,954. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 45.66%) in accordance with the terms of the tender offer.

7. Line of Credit

For the year ended Nov. 30, 2018, the Fund borrowed a portion of the money available to it pursuant to a $87,000,000 Amended and Restated Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expired on June 15, 2018. Effective June 15, 2018, the Fund entered into Amendment No. 3 to the Amended and Restated Credit Agreement that is scheduled to terminate on June 14, 2019. Depending on market conditions and amount borrowed, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2018, the par value of loans outstanding was $65,600,000, at a variable interest rate of 3.15%. The carrying value of the loan approximates fair value. During the year ended Nov. 30, 2018, the average daily balance of loans outstanding was $80,652,055, at a weighted average interest rate of approximately 2.70%.

Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee under the Amended and Restated Credit Agreement was computed at a rate of 0.15% per annum on the unused balance. The rate under Amendment No. 3 to the Amended and Restated Credit Agreement is computed at a rate of 0.15% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2018, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

(continues)	33

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

During the year ended Nov. 30, 2018, the Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of asset and liabilities” under “Unrealized depreciation of foreign currency exchange contracts” and on the “Statement of operations” under “Net realized and unrealized gain (loss) on foreign currency exchange contracts.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2018:

	Long	Short
	Derivative	Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	$120,700	$176,472

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2018, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$—	$(73)	$(73)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New York Mellon	$(73)	$—	$—	$—	$—	$(73)

Master Repurchase Agreements

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an MRA). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of Nov. 30, 2018, the following table is a summary of Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(b)	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$50,601	$(50,601)	$—	$(50,601)	$—
Bank of Montreal	139,151	(139,151)	—	(139,151)	—
BNP Paribas	228,821	(228,821)	—	(228,821)	—
Total	$418,573	$(418,573)	$—	$(418,573)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

(b)The value of the related collateral received exceeded the value of the repurchase agreements as of Nov. 30, 2018.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2018, the Fund had no securities out on loan.

(continues)	35

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s NAV could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments could result in a relatively large loss. In addition, the leverage through the line of credit is dependent on the credit provider’s ability to fulfill its contractual obligations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by

US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2018. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating-rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

On Nov. 17, 2016, the FASB issued an Accounting Standards Update (ASU), ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the “Statement of cash flows.” For the Fund, the effective date of this update is for periods beginning after Dec. 15, 2017. At this time, management is evaluating the implications of ASU 2016-18 and believes it will not have a material impact on the financial statements.

In March 2017, the FASB issued ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or

37

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

13. Recent Accounting Pronouncements (continued)

other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Management believes the matter subject to the litigation notice may lead to a recovery from the Fund of certain amounts received by the Fund because a US Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous Uniform Commercial Code filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based on the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund (and other similarly situated lenders) should not have received payment in full. Based on currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $353,068 and an asset of $105,920 based on the expected recoveries to unsecured creditors as of Nov. 30, 2018 that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

15. Subsequent Events

On Dec. 10, 2018 the Fund repaid $5,000,000 to reduce the outstanding line of credit loan to $60,600,000. See Note 7.

Management has determined that no other material events or transactions occurred subsequent to Nov. 30, 2018 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees and Shareholders of Delaware Enhanced Global Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

39

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

At the Annual Meeting of Shareholders (the “Meeting”) of the Fund held on Aug. 22, 2018, shareholders re-elected Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, and Janet L. Yeomans as Trustees of the Fund to hold office for a one-year term. Jason Beckett, Jeremy Benkiewicz, Stephen J. Flanagan, Frederic Gabriel, Paul Kazarian, Thomas H. McGlade, Nitin Sapru, and Pierre Weinstein, who were nominated by Saba Capital Management, L.P. (“Saba”), were not elected as Trustees of the Fund.

The results of the voting were as follows:

	Shares Voting
Trustee Nominees	For	Withhold
Thomas L. Bennett	5,533,478	106,702
Ann D. Borowiec	5,545,926	94,253
Joseph W. Chow	5,529,176	111,003
John A. Fry	5,543,375	96,804
Lucinda S. Landreth	5,531,624	108,555
Shawn K. Lytle	5,545,966	944,444
Frances A. Sevilla-Sacasa	5,531,676	108,504
Thomas K. Whitford	5,545,735	94,444
Janet L. Yeomans	5,531,601	108,578
Jason Beckett	4,548,722	113,523
Jeremy Benkiewicz	4,547,962	114,282
Stephen J. Flanagan	4,548,722	113,523
Frederic Gabriel	4,548,722	113,523
Paul Kazarian	4,548,722	113,523
Thomas H. McGlade	4,548,722	113,523
Nitin Sapru	4,548,722	113,523
Pierre Weinstein	4,547,962	114,282

At the Meeting, shareholders also voted against the following Shareholder Proposal submitted by Saba:

BE IT RESOLVED, that the shareholders of Delaware Enhanced Global Dividend and Income Fund (the “Fund”), request that the Board of Trustees (the “Board”) consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value (“NAV”). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Fund should be liquidated or converted into an open-end mutual fund.

The results of the voting on the Shareholder Proposal were as follows:

Vote on Shareholder Proposal

For	Against	Abstain
4,891,580	5,132,101	173,812

40

Fund management

On Oct. 31, 2018, the Fund announced that D. Tysen Nutt Jr., senior portfolio manager and team leader for Delaware Management Company’s Large-Cap Value team, would retire on July 15, 2019 and that senior portfolio manager Nikhil G. Lalvani would succeed Mr. Nutt as the Large-Cap Value team leader, effective as of Oct. 31, 2018. The Fund also announced that Mr. Nutt would remain an active member of the Fund’s portfolio management team through his retirement date.

On Jan. 11, 2019, the Fund announced the addition of Nikhil G. Lalvani to the Fund’s portfolio management team. Listed below are the biographies for each member.

Roger A. Early, CPA, CFA

Executive Director, Global Co-Head of Fixed Income

Roger A. Early is global co-head of the firm’s fixed income team. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Mr. Chen has been a co-portfolio manager of the Fund since June 2007.

Edward A. “Ned” Gray, CFA

Senior Vice President, Chief Investment Officer — International Value Equity

Ned Gray manages the International Value Equity strategies and has worked with the investment team for more than 30 years. Prior to joining Macquarie Investment Management (MIM) in June 2005 in his current position, Gray worked with the team as a portfolio manager at Arborway Capital and Thomas Weisel Partners. At ValueQuest/TA, which he joined in 1987, Gray was a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business, and law from Tufts University’s Fletcher School of Law and Diplomacy.

Mr. Gray has been a co-portfolio manager of the Fund since July 2008.

(continues)	41

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Macquarie Investment Management (MIM). Zenouzi created this team, including its process and its institutional and retail products, during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global real estate securities strategy. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined the firm in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since June 2007.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres joined Macquarie Investment Management (MIM) in 1994 as an analyst, and is currently a senior portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since June 2007.

Wayne A. Anglace, CFA

Senior Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s corporate and convertible bond strategies. Prior to joining Macquarie Investment Management (MIM) in March 2007 as a research analyst for the firm’s high grade, high yield, and convertible bond portfolios, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex Brown in Baltimore, where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Adam H. Brown, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager and co-head of the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Mr. Brown has been a co-portfolio manager of the Fund since July 2016.

Craig C. Dembek, CFA

Executive Director, Global Head of Credit Research

Craig C. Dembek is global head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM) in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM) from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager and co-head for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager

D. Tysen Nutt Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Before joining Macquarie Investment Management (MIM) in 2004 as senior vice president and senior portfolio manager, Nutt led the US Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the CFA Society New York and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since June 2007.

(continues)	43

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Equity

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM) Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since January 2019.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by Computershare, Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by the Plan Agent, as dividend disbursing agent, by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee), or by ACH if you so elect by contacting the Plan Agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan

Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any US federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)*	(C) Return of Capital Distributions (Tax Basis)	Total Distributions	(D) Qualifying Dividends[1]
51.94%	34.65%	13.41%	100.00%	21.77%

(A), (B), and (C) are based on a percentage of the Fund’s total distributions.

(D) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*

For the fiscal year ended Nov. 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 78.97%. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

(continues)	45

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Section 19(a) notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the year ended November 30, 2018
	Net Realized Short-Term	Net Realized Long-Term	Return of	Total Per Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
$0.3760	$—	$0.5372	$0.1739	$1.0871
Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2018
	Net Realized	Net Realized		Total Per
	Short-Term	Long-Term	Return of	Common
Net Investment Income	Capital Gains	Capital Gains	Capital	Share
34.60%	—	49.40%	16.00%	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s managed distribution policy. The Fund estimates (as of the date hereof) that it has distributed more than its income and net realized capital gains for the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” The Fund’s managed distribution policy is described in more detail on the inside front cover of this report.

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in 2018. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value.

Since the Fund’s organization in 2007, the Fund has consummated one tender offer in 2018.

Annual measurement period for tender offers

On May 24, 2018, the Fund announced that its Board of Trustees authorized the implementation of an annual tender offer measurement period to provide a periodic liquidity opportunity to shareholders. Specifically, commencing in 2019, if the Fund is trading at an average discount of more than 10% to net asset value during a 12-week measurement period established each year by the Board during the second calendar quarter of the year, the Fund will conduct a tender offer, subject to the conditions in the following paragraph.

Under this program, the Board determines the percentage of outstanding shares that will be redeemed in connection with a tender offer, and whether the tender offer will be at NAV plus a small fee or at a percentage of NAV. Additionally, the Fund would not accept tenders or effect repurchases if: (1) such transactions, if consummated, would (a) result in delisting of the Fund’s shares from the New York Stock Exchange (“NYSE”) (for example, if the Fund’s capitalization would fall below the minimum threshold for continued listing); (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended; or (c) result in a failure to comply with the applicable asset coverage requirements in the event any senior securities are issued and outstanding (including those required by rating agencies or lenders, if any); (2) the amount of shares tendered would require liquidation of such a substantial portion of the Fund’s portfolio securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions or such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; (3) there is any (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise adversely affecting the Fund that, in the Board’s judgment, would be material to the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or other national securities exchange(s), or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market System; (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; or (f) other event or condition that, in the Board’s judgment, would have a material adverse effect on the Fund or its shareholders if tendered shares were purchased; or (4) the Board determines that effecting any such transaction would constitute a breach of its fiduciary duty owed to the Fund or its shareholders. The Board may modify these exceptions in light of experience.

There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case.

Bylaws

On Nov. 15, 2018, the Fund’s Board approved changes to the Fund’s Bylaws designed to allow for the more orderly conduct of shareholder meetings, which are effective as of Jan. 16, 2019. The Fund’s Bylaws were amended to provide as follows:

- For nominations or a proposal to be properly brought before an annual meeting by a proponent: (i) the proponent must have given a timely shareholder notice in writing to the Secretary of the Fund at the principal executive offices of the Fund; and (ii) the proponent or its representative must attend the annual meeting in person and present the nominations or the proposal to be considered. To be timely, a shareholder notice must be made in writing and received by the Secretary of the Fund by close of business not more than 150 days and not less than 120 days before the first anniversary of the date that the Fund’s proxy statement was released to Shareholders in connection with the previous year’s annual meeting.

- Special meetings of shareholders may be called by the Board, and also upon the written request of the holders of at least a majority of the shares entitled to vote at such meeting. A written request from shareholders entitled to call a special meeting must state the purpose of the meeting and the matters proposed to be acted on at the meeting. To be properly brought before a special meeting of shareholders, business must be specified in the notice of meeting.

- A proponent representative must be either (i) a duly authorized officer, manager or partner of the proponent, as evidenced by an incumbency certificate delivered to the acting Secretary at the meeting, or (ii) authorized by a writing executed by the proponent to act as proxy for the proponent at the meeting, and delivered to the acting Secretary at the meeting.

The Fund’s Bylaws contain other requirements for the conduct of shareholder meetings and are available in their entirety upon request to the Fund’s Secretary, c/o Delaware Management Company, 2005 Market Street, Philadelphia, PA 19103.

As a result of the amendments to the Fund’s Bylaws, the deadlines for shareholder proposals for the Fund’s 2019 Annual Meeting of Shareholders have changed from the deadlines included in the proxy statement related to the Fund’s 2018 Annual Meeting of Shareholders under the section entitled “Shareholder Proposals.” In accordance with the Fund’s Bylaws, as amended, the relevant deadlines for the Fund’s 2019 Annual Meeting of Shareholders are as follows:

For the Fund’s annual meeting of shareholders in 2019, shareholder proposals and Board nominations must be received no earlier than Feb. 3, 2019 and no later than March 5, 2019. Such proposals and nominations should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office c/o Delaware Management Company, 2005 Market Street, Philadelphia, PA

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Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Bylaws (continued)

19103. The inclusion and/or presentation of any such proposal or nominee is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934, as amended, other applicable law and the Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Fund does not receive notice of such matter prior to May 17, 2019.

Board consideration of advisory agreement for Delaware Enhanced Global Dividend and Income Fund at a meeting held August 15-16, 2018

At a meeting held on Aug. 15-16, 2018 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors (the “Independent Directors”), approved the renewal of the Investment Advisory Agreement for Delaware Enhanced Global Dividend and Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contract. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Directors in May 2018, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Directors. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2018. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed–end global funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Fund’s long-term performance results, which were strong. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered the limited number of funds in the Expense Group. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Directors met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Economies of scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets, therefore, increase primarily as a result of the increase in value of the underlying securities in the Fund. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Board consideration of sub-advisory agreement for Delaware Enhanced Global Dividend and Income Fund at a meeting held November 14-15, 2018

At a meeting held on Nov. 14-15, 2018, the Board of Directors of Delaware Enhanced Global Dividend and Income Fund (the “Fund”), including a majority of non-interested or independent Directors (the “Independent Directors”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) for the Fund. MIMAK may also be referenced as “sub-advisor” below.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK;

(continues)	49

Other Fund information (Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Board consideration of sub-advisory agreement for Delaware Enhanced Global Dividend and Income Fund at a meeting held November 14-15, 2018 (continued)

information concerning MIMAK’s organizational structure and the experience of their key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Directors received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Directors in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Directors may have assigned different weights to various factors.

Nature, extent, and quality of services. The Board considered the nature, extent, and quality of services that MIMAK would provide as a sub-advisor to the Fund. The Directors considered the type of services to be provided by MIMAK in connection with DMC’s management of the Fund, and the qualifications and experience of MIMAK’s research team. The Board considered MIMAK’s organization, personnel, and operations. The Directors also considered Management’s review and recommendation process with respect to MIMAK, and Management’s favorable assessment as to the nature, extent, and quality of the research services expected to be provided by MIMAK to DMC. Based on its consideration and review of the foregoing factors, the Board concluded that the nature, extent, and quality of the research services to be provided by MIMAK, as well as MIMAK’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

In discussing the nature of the services proposed to be provided by MIMAK, several Board members observed that, unlike traditional sub-advisors, who make the investment-related decisions with respect to the sub-advised portfolio, the relationship contemplated in this case is limited to access to MIMAK’s on-the-ground research expertise, perspective, and resources.

Sub-advisory fees. The Board considered that DMC would not pay MIMAK fees in connection with MIMAK’s services. The Board concluded that, in light of the quality and extent of the services to be provided and the nature of the business relationships between DMC and MIMAK, the proposed fee arrangement was understandable and reasonable.

Investment performance. In evaluating performance, the Board considered that MIMAK would provide investment recommendations and ideas, including with respect to specific securities, but that DMC’s portfolio managers for the Fund would retain portfolio management discretion over the Fund.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1,2]	President,	Trustee since	President — Macquarie Investment	59	Trustee —
2005 Market Street	Chief Executive Officer,	September 2015	Management[3]		UBS Relationship Funds,
Philadelphia, PA 19103	and Trustee		(June 2015-Present)		SMA Relationship Trust,
February 1970			Regional Head of Americas — UBS Global		and UBS Funds
		President and	Asset Management		(May 2010–April 2015)
		Chief Executive Officer	(April 2010-May 2015)
since August 2015

Independent Trustees

Thomas L. Bennett	Chair and Trustee	Trustee since	Private Investor	59	None
2005 Market Street		March 2005	(March 2004–Present)
Philadelphia, PA 19103
October 1947
Chair since March 2015
Jerome D. Abernathy	Trustee	Since January 2019	Managing Member, Stonebrook	59	None
2005 Market Street			Capital Management, LLC (financial
Philadelphia, PA 19103			technology: macro factors and
July 1959			databases) (January 1993-Present)
Ann D. Borowiec	Trustee	Since March 2015	Chief Executive Officer,	59	Director —
2005 Market Street			Private Wealth Management		Banco Santander
Philadelphia, PA 19103			(2011–2013) and Market Manager,		International
November 1958			New Jersey Private Bank (2005–2011) —		(October 2016-Present)

			J.P. Morgan Chase & Co.		Director —
Santander Bank, N.A.
(December 2016-Present)
Joseph W. Chow	Trustee	Since January 2013	Private Investor (April 2011-Present)	59	Director and Audit
2005 Market Street					Committee
Philadelphia, PA 19103					Member — Hercules
January 1953					Technology Growth
Capital, Inc.
(July 2004–July 2014)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Independent Trustees (continued)

John A. Fry	Trustee	Since January 2001	President —	59	Director; Compensation
2005 Market Street			Drexel University		Committee
Philadelphia, PA 19103			(August 2010–Present)		and Governance
May 1960					Committee Member —
			President —		Community Health
			Franklin & Marshall College		Systems
(July 2002–July 2010)
Director —
Drexel Morgan & Co.
Director; Audit
Committee Member —
vTv Therapeutics LLC
Director; Audit Committee
Member —
FS Credit Real Estate
Income Trust, Inc.
Lucinda S. Landreth	Trustee	Since March 2005	Private Investor	59	None
2005 Market Street			(2004–Present)
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011	Private Investor (January 2017-Present)	59	Trust Manager and
2005 Market Street					Audit Committee
Philadelphia, PA 19103			Chief Executive Officer —		Chair — Camden
January 1956			Banco Itaú		Property Trust
			International		(August 2011-Present)
(April 2012–December 2016)
Director — Carrizo Oil &
			Executive Advisor to Dean		Gas, Inc. (March
			(August 2011–March 2012)		2018-Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007-December 2008)
Thomas K. Whitford	Trustee	Since January 2013	Vice Chairman	59	Director — HSBC North
2005 Market Street			(2010–April 2013) —		America Holdings Inc.
Philadelphia, PA 19103			PNC Financial		(December 2013-Present)
March 1956			Services Group
Director —
HSBC USA Inc.
(July 2014-Present)
Director —
HSBC Bank USA,
National Association
(July 2014-March 2017)
Director — HSBC
Finance Corporation
(December 2013-April
2018)

(continues)	53

Board of trustees /directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer	59	Director — H&R Block
2005 Market Street			and President —		Corporation (July
Philadelphia, PA 19103			Gore Creek Capital, Ltd.		2008-Present); Director
August 1959			(August 2009-Present)		— Grange Insurance
(2013-Present); Trustee
— The Merger Fund
(2013-Present), The
Merger Fund VL
(2013-Present); WCM
Alternatives: Event-Driven
Fund (2013-Present), and
WCM Alternatives: Credit
Event Fund (December
2017-Present)
Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	59	Director (2009-2017);
2005 Market Street			(January 2006–July 2012),		Personnel and
Philadelphia, PA 19103			Vice President — Mergers & Acquisitions		Compensation Committee
July 1948			(January 2003–January 2006), and		Chair; Member of
			Vice President and Treasurer		Nominating, Investments,
			(July 1995–January 2003) —		and Audit Committees for
			3M Company		various periods
throughout directorship
— Okabena Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	59	None[2]
2005 Market Street	General Counsel,	since May 2013;	various capacities at different times
Philadelphia, PA 19103	and Secretary	General Counsel	at Macquarie Investment Management.
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Vice President and	Daniel V. Geatens has served in	59	None[2]
2005 Market Street	and Treasurer	Treasurer since	various capacities at different times
Philadelphia, PA 19103		October 2007	at Macquarie Investment Management.
October 1972
Richard Salus	Senior Vice President	Senior Vice President and	Richard Salus has served in	59	None[2]
2005 Market Street	and Chief Financial	Chief Financial Officer	various capacities at different times
Philadelphia, PA 19103	Officer	since November 2006	at Macquarie Investment Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

[3]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s investment manager.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds® by Macquarie Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

New York, NY

Ann D. Borowiec

Former Chief Executive Officer Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President State Street Corporation

Boston, MA

John A. Fry†

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

†Audit committee member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans†

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds by Macquarie

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/closed-end/ literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square Suite 1800 2001 Market Street Philadelphia, PA 19103-7042

Registrar and stock

transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252 computershare.com/investor

Website

delawarefunds.com/closed-end

Your reinvestment options

Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $37,090 for the fiscal year ended November 30, 2018.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $36,050 for the fiscal year ended November 30, 2017.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,737 for the fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,732 for the fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,180,000 for the registrant’s fiscal years ended November 30, 2018 and November 30, 2017, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are John A. Fry, Lucinda S. Landreth, Thomas K. Whitford, Christianna Wood and Janet L. Yeomans.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2018. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2018.

				Total Assets in
			No. of Accounts with	Accounts with
	No. of	Total Assets	Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	8	$1.6 billion	0	$0
Companies
Other Pooled Investment	2	$63.1 million	0	$0
Vehicles
Other Accounts	3	$275.2 million	0	$0
Wayne A. Anglace
Registered Investment	4	$1.7 billion	0	$0
Companies
Other Pooled Investment	5	$214.4 million	2	$116.4 million
Vehicles
Other Accounts	10	$93.4 million	0	$0
Adam H. Brown
Registered Investment	14	$16.6 billion	0	$0
Companies
Other Pooled Investment	3	$354.4 million	0	$0
Vehicles
Other Accounts	4	$846.9 million	0	$0
Liu-Er Chen
Registered Investment	7	$7.2 billion	0	$0
Companies
Other Pooled Investment	5	$825.6 million	0	$0
Vehicles
Other Accounts	3	$797.5 million	1	$310.4 million
Craig C. Dembek
Registered Investment	9	$2.4 billion	0	$0
Companies
Other Pooled Investment	2	$116.4 million	2	$116.4 million
Vehicles
Other Accounts	0	$0	0	$0
Roger A. Early
Registered Investment	13	$19.5 billion	0	$0
Companies
Other Pooled Investment	3	$721.5 million	0	$0
Vehicles
Other Accounts	45	$6.9 billion	0	$0
Edward Gray
Registered Investment	4	$560.5 million	0	$0
Companies
Other Pooled Investment	3	$49.5 million	0	$0
Vehicles
Other Accounts	4	$702.4 million	0	$0
Paul A. Matlack
Registered Investment	10	$2.5 billion	0	$0
Companies
Other Pooled Investment	2	$354.3 million	0	$0
Vehicles
Other Accounts	1	$104.5 million	0	$0
John P. McCarthy
Registered Investment	15	$17.9 billion	0	$0
Companies
Other Pooled Investment	2	$335.9 million	0	$0
Vehicles
Other Accounts	4	$846.9 million	0	$0
D. Tysen Nutt
Registered Investment	10	$16.9 billion	0	$0
Companies
Other Pooled Investment	5	$1.1 billion	0	$0
Vehicles
Other Accounts	26	$6.0 billion	1	$1.5 billion
Babak Zenouzi
Registered Investment	9	$1.9 billion	0	$0
Companies
Other Pooled Investment	4	$179.5 million	2	$116.4 million
Vehicles
Other Accounts	4	$285.0 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt and Mr. Lalvani only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Gray only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three-and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Chen only) The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three-and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Brown, Mr. Dembek, Mr. Early, Mr. Matlack and Mr. McCarthy only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan - A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan - A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2018, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)

			Total Number of	Maximum Number (or
			Shares Purchased	Approximate Dollar
		Average	as Part of	Value) of Shares that
	Total Number of	Price	Publicly	May Yet Be Purchased
	Shares	Paid per	Announced Plans	Under the Plans or
Period	Purchased(1)	Share	or Program	Programs
Month #1 (6/1/2018 - 6/30/2018)	0	-	0	15,841,147.6820
Month #2 (7/1/2018 - 7/31/2018)	0	-	0	15,841,147.6820
Month #3 (8/1/2018 - 8/31/2018)	0	-	0	15,841,147.6820
Month #4 (9/1/2018 - 9/30/2018)	0	-	0	15,841,147.6820
Month #5 (10/1/2018 - 10/31/2018)	0	-	0	15,841,147.6820
Month #6 (11/1/2018 - 11/30/2018)	0	-	0	15,841,147.6820
Total	0	-	0	15,841,147.6820

1.	The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective July 25, 2016, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 34,568 shares.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 4, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 4, 2019